                                                                      Exhibit 24


                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned officer and director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.
A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 31, 1997

                                   /s/ J.G. Breen
                                   -------------------------------
                                   J.G. Breen
                                   Chairman of the Board,
                                   Chief Executive Officer and Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned officer and director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.
A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 31, 1997

                                   /s/ T.A. Commes
                                   -------------------------------------
                                   T.A. Commes
                                   President, Chief Operating Officer and
                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned officer of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 31, 1997

                                  /s/ L.J. Pitorak
                                  ----------------------------------------------
                                  L.J. Pitorak
                                  Senior Vice President - Finance, Treasurer and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned officer of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 31, 1997

                                    /s/ J.L. Ault
                                    --------------------------------------------
                                    J.L. Ault
                                    Vice President - Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 27, 1997

                                   /s/ J.M. Biggar
                                   ---------------------------------
                                   J.M. Biggar
                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 24, 1997

                                  /s/ D.E. Collins
                                  ---------------------------------
                                  D.E. Collins
                                  Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 24, 1997

                                   /s/ D.E. Evans
                                   ----------------------------------
                                   D.E. Evans
                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 24, 1997

                                  /s/ R.W. Mahoney
                                  ------------------------------------
                                  R.W. Mahoney
                                  Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 24, 1997

                                  /s/  W.G. Mitchell
                                  -------------------------------
                                  W.G. Mitchell
                                  Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 24, 1997

                                 /s/ A.M. Mixon, III
                                 ------------------------------------
                                 A.M. Mixon, III
                                 Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 24, 1997

                                    /s/ C.E. Moll
                                    ----------------------------
                                    C.E. Moll
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 24, 1997

                                    /s/ H.O. Petrauskas
                                    ----------------------------
                                    H.O. Petrauskas
                                    Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


October 27, 1997

                                    /s/ R.K. Smucker
                                    ----------------------------
                                    R.K. Smucker
                                    Director

                                   CERTIFICATE
                                   -----------

         I, the undersigned, Secretary of The Sherwin-Williams Company (the "Corporation"), hereby certify that attached hereto is a true and complete copy of a resolution of the Directors of the Corporation, duly adopted at a meeting held on October 16, 1996, and that such resolution is in full force and effect and has not been amended, modified, revoked or rescinded as of the date hereof.

         IN WITNESS WHEREOF, I have executed this certificate as of this 31st day of October, 1997.

                                    /s/ L.E. Stellato
                                    ----------------------------
                                    L.E. Stellato, Secretary

FURTHER RESOLVED, that the appropriate officers of the Company are each hereby authorized (i) to execute and deliver a power of attorney appointing J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato or any of them to act as attorneys-in-fact for the Company and for such officers for the purpose of executing and filing with the SEC, on behalf of the Company, such registration statement or statements and any and all amendments thereto (including, without limitation, post-effective amendments) with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the SEC and any national securities exchange; and (ii) to cause such registration statement or statements, amendments, supplements, or documents to be executed by any proper officer, on behalf of the Company, pursuant to such power of attorney.